THIS AGREEMENT is dated August 28, 2018

PARTIES

(1)	CAMECO CORPORATION, a corporation incorporated under the laws of Canada, having its head office in Saskatoon, Saskatchewan, Canada (“CAMECO”)

(2)	HUBER URANIUM FUND GP, LLC, a limited liability company established under the laws of Delaware having its main offices in EI Segundo, California (HUF).

(3)	92 TRADING LLC, a limited liability company established under the laws of Nevada having its main offices in EI Segundo, California (“92 TRADING”)

BACKGROUND

(A)	This agreement is supplemental to the U3O8 Transfer and Storage agreement dated January 31, 2016 and made between (1) CAMECO and (2) HUF (the Contract).

(B)	HUF wishes to be released and discharged from the Contract as from the date of this agreement (the Effective Date). CAMECO has agreed to release and discharge HUF from the Effective Date provided that 92 TRADING undertakes to perform the Contract and be bound by its terms in place of HUF.

AGREED TERMS

1.	NOVATION AND RELEASE

1.1	As from the Effective Date, HUF novates and transfers to 92 TRADING all of its rights and obligations under the Contract. References to HUF in the Contract will be read as references to 92 TRADING.

1.2	As from the Effective Date, 92 TRADING undertakes to perform HUF’ obligations under the Contract and to be bound by the terms of the Contract in every way as party to the Contract in place of HUF.

1.3	As from the Effective Date, and except as provided in clause 2, HUF and CAMECO mutually release each other from their obligations under the Contract.

1.4	CAMECO consents to the novation and transfer. As from the Effective Date, and except as provided in clause 2, CAMECO releases and discharges HUF from all future claims and demands whatsoever in respect of the Contract and accepts the liability of 92 TRADING under the Contract. CAMECO agrees to be bound by the terms of the Contract as from the Effective Date in every way as if 92 TRADING were named in the Contract as a party in place of HUF.

2.	PRE-EXISTING CLAIMS

Nothing in this agreement will affect or prejudice any claim or demand whatsoever which either HUF or CAMECO may have against the other relating to matters arising before the Effective Date.

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3.	THIRD PARTY RIGHTS

This agreement does not create any right enforceable by any person who is not a party to it under the Contracts (Rights of Third Parties) Act 1999 (third party), but this clause does not affect any right or remedy of a third party which exists or is available apart from that act.

4.	MISCELLANEOUS

The provisions set out in Article 11 (Miscellaneous) of the Contract will apply to this agreement.

This agreement has been entered into on the date stated at the beginning of it.

SIGNED on behalf of CAMECO

SIGNED on behalf of HUF

SIGNED on behalf of 92 TRADING

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